February 17, 2012

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:            Incapital Unit Trust, Series 2 (the “Fund”)

Ladies and Gentlemen:

Enclosed please find a copy of the Registration Statement on Form S‑6 for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of units representing the ownership of interests in the subject Fund.  This Registration Statement is filed on February 17, 2012, on behalf of Incapital LLC (the “Sponsor”).

Inasmuch as the Fund is not yet operative, no filings have been required under any of the acts administered by the Securities and Exchange Commission (the “Commission”).  Therefore, for purposes of Securities Act Release No. 5196 there are no delinquencies to be reported or other references to be made to filings under the Securities Exchange Act of 1934, as amended.

No notification of registration is currently being submitted to the Commission, as the filings under the Investment Company Act of 1940, as amended (the “1940 Act”), (File No. 811‑22581) are intended to apply not only to that series of the Fund, but to all “subsequent series” as well. A Registration Statement under the 1940 Act will be filed shortly.

The Fund is expected to be comprised of the following unit investment trust: Zacks Select US Equities Blend Portfolio, Series 2Q 2012.

In the event that you may have any questions with regard hereto or if there is any way which we can be of assistance, please do not hesitate to telephone Morrison C. Warren (312) 845-3484.

Very truly yours,

/s/ Chapman and Cutler LLP
Chapman and Cutler LLP